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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Weingarten Realty Investors:

     We hereby consent to the incorporation by reference in Registration Statements No. 33-20964,
No. 33-24364, 33-41603, 33-52473 and 33-54404 on Form S-8 and in Post-Effective
Amendment No. 1 to Registration Statement No. 33-25581 on Form S-8 of our report dated February 24, 1994 appearing in this Annual Report on Form 10-K of Weingarten Realty Investors for the year ended December 31, 1993.

DELOITTE & TOUCHE

Houston, Texas
March 22, 1994